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PROSPECTUS                                                           MAY 1, 1999
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                                   JOHNSON
                               -------*-------
                                 Mutual Funds


* Johnson Growth Fund
* Johnson Opportunity Fund
* Johnson Realty Fund
* Johnson Fixed Income Fund
* Johnson Municipal Income Fund



                           Johnson Mutual Funds Trust
                              3777 West Fork Road
                              Cincinnati, OH 45247
                                 (513) 661-3100
                                 (800) 541-0170
                               FAX (513) 661-4901



     LIKE ALL MUTUAL FUND SHARES AND PROSPECTUSES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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                               TABLE OF CONTENTS

INVESTMENT OBJECTIVE, PRINCIPAL RISKS AND FUND PERFORMANCE
  Growth Fund...............................................          1
  Opportunity Fund..........................................          2
  Realty Fund...............................................          3
  Fixed Income Fund.........................................          4
  Municipal Income Fund.....................................          5
Costs of Investing in the Funds.............................          6
HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
  How to Buy Shares.........................................          7
  How to Sell Shares........................................        8-9
  How to Exchange Shares....................................          9
Share Price Calculation.....................................          9
Dividends and Distribution..................................       9-10
Taxes.......................................................         10
Management of the Fund......................................      10-11
OTHER INFORMATION ABOUT INVESTMENTS
  Johnson Growth Fund and Johnson Opportunity Fund..........         11
  Johnson Municipal Income Fund.............................         11
  General...................................................         11
YEAR 2000 ISSUE.............................................         12
Financial Highlights........................................         13
Investment Adviser, Transfer Agent, Auditors, Custodian,
  Legal Counsel.............................................  Back Page

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JOHNSON GROWTH FUND                                 PROSPECTUS DATED MAY 1, 1999
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INVESTMENT OBJECTIVE
     The investment objective of the Growth Fund is long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in common stocks of larger-sized U.S. companies (those with a market capitalization above $8 billion) that its Adviser believes will outperform other stocks based on an analysis of the stocks' growth potential. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
  - Market risk is the risk that the Fund value might decrease in response to general market and economic conditions.
  - Volatility risk -- Common stocks tend to be more volatile than other investment choices.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
The Fund may be a suitable investment for:
  - long term investors seeking a Fund with a growth investment strategy
  - investors willing to accept price fluctuations in their investment
  - investors who can tolerate the greater risks associated with common stock investments

HOW THE FUND HAS PERFORMED
     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                           Annual Total Returns for
                                the Growth Fund
                        as of December 31, of each year

1993                                                                      5.93%
1994                                                                     -4.22%
1995                                                                     31.61%
1996                                                                     16.85%
1997                                                                     33.96%
1998                                                                     29.10%

            --------------------------------------------------------

                          Average Annual Total Returns
                   for the periods ending December 31, 1998:

                                              SINCE
                       1 YEAR    5 YEARS    INCEPTION*
                       ------    -------    ----------
The Fund               29.10%     20.57%      18.00%
S&P 500 Index          28.59%     24.05%      21.61%
*January 4, 1993

            --------------------------------------------------------

During the period shown, the highest return for a calendar quarter was 23.05% in the fourth quarter of 1998, and the lowest return was -10.01% for the third quarter of 1998.

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JOHNSON OPPORTUNITY FUND                           PROSPECTUS DATED MAY 1, 1999
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INVESTMENT OBJECTIVE
     The investment objective of the Opportunity Fund is long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in equity securities of medium-sized companies (those with a market capitalization between $1 billion and $8 billion) that the Fund's Adviser believes offer opportunities for capital appreciation. The Fund emphasizes securities of companies with significant potential to appreciate in value because of dynamic business changes, including changing consumer demands and lifestyles, or specific company developments such as new product or technological breakthroughs, new channels of distribution, revitalized management or industry competitive position, or any other similar new opportunity. The Adviser generally intends to stay fully invested (subject to liquidity requirements), regardless of the movement of stock prices.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
  - Market risk is the risk that the Fund value might decrease in response to general market and economic conditions.
  - Volatility risk -- Common stocks tend to be more volatile than other investment choices.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.
    In addition, the stocks of medium sized companies are subject to certain risks including:
  - Possible dependence on a limited product line, limited financial resources or management group.
  - Less frequent trading and trading with smaller volume than larger stocks, which may make it difficult for the Fund to buy or sell the stocks.
  - Greater fluctuation in value than larger, more established company stocks.

IS THIS FUND RIGHT FOR YOU?
The Fund may be a suitable investment for:
  - long term investors seeking a Fund with a growth investment strategy
  - investors willing to accept price fluctuations in their investment
  - investors who can tolerate the greater risks associated with common stock investments.

HOW THE FUND HAS PERFORMED
     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                           Annual Total Returns for
                             the Opportunity Fund
                        as of December 31 of each year


1995                                                                   25.27%
1996                                                                   23.10%
1997                                                                   27.26%
1998                                                                   18.93%

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                          Average Annual Total Returns
                   for the periods ending December 31, 1998:

                                     SINCE
                         1 YEAR    INCEPTION*
                         ------    ----------
The Fund                 18.93%       21.51%
S&P Midcap Index         19.09%       22.53%
*May 16, 1994

            --------------------------------------------------------

     During the period shown, the highest return for a calendar quarter was 19.43% in the fourth quarter of 1998, and the lowest return was -12.06% for the third quarter of 1998.
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JOHNSON REALTY FUND                                PROSPECTUS DATED MAY 1, 1999
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INVESTMENT OBJECTIVE
     The investment objective of the Realty Fund is above average income and long term capital growth.

PRINCIPAL STRATEGIES
     The Fund invests primarily in equity securities of companies in the real estate industry, including but not limited to REITs (real estate investment trusts) and other real estate related equity securities, such as common stock, preferred stock and/or convertible securities of companies engaged in real estate related businesses. Under normal circumstances, at least 65% of the Fund's total assets will be in the real estate industry.

     The Fund will invest primarily in equity REITs that invest in office, residential, retail, industrial, and other specialty properties such as hotels, self-storage facilities, healthcare facilities, and parking facilities. The Adviser intends to diversify by sector and geographic location but will not attempt to duplicate the real estate market as a whole in terms of the proportion of invested assets in any specific region or property category.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Company risk is the risk that the Fund value might decrease in response to the activities and financial prospects of an individual company.
  - Market risk is the risk that the Fund value might decrease in response to general market and economic conditions.
  - Real estate risk -- The Fund may be subject to risks associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate, such as:
       - Decreases in real estate values
       - Overbuilding
       - Environmental liabilities
  - Increases in operating costs, interest rates and/or property taxes.
  - Some real estate related investments are not fully diversified and are subject to the risks associated with financing a limited number of projects.
  - REITs are heavily dependent upon the management team and are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
     Due to the Fund's concentration in the real estate industry, the Fund is not intended to be a complete investment program; however, the Fund may be a suitable investment for:
  - long term investors
  - investors looking to diversify into real estate securities
  - investors willing to accept fluctuations in the value of their investments

HOW THE FUND HAS PERFORMED
     The chart and table below provide some indication of the risks of investing in the Fund. The bar chart shows the Fund's one year return since its inception. The table shows how the Fund's average annual total return compares to that of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                           Annual Total Returns for
                               the Realty Fund
                              as of December 31


1998                                                                  -18.56%

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                          Average Annual Total Returns
                    for the period ending December 31, 1998:

                                       ONE YEAR*
                                       ---------
      The Fund                         -18.56%
      NAREIT Index**                   -17.50%
      *January 2, 1998
      **NAREIT=National Association of Real
        Estate Investment Trusts

            --------------------------------------------------------

During the period shown, the highest return for a calendar quarter was -2.26% in the first quarter of 1998, and the lowest return was -10.86% for the third quarter of 1998.

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JOHNSON FIXED INCOME FUND                          PROSPECTUS DATED MAY 1, 1999
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INVESTMENT OBJECTIVE
     The investment objective of the Fixed Income Fund is a high level of income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
     The Fund invests primarily in a broad range of investment grade fixed income securities, including bonds, notes, convertible bonds, mortgage-backed securities, collateralized mortgage obligations, domestic and foreign corporate and government securities, municipal securities, zero coupon bonds and short term obligations, such as commercial paper and repurchase agreements. The Advisor typically selects fixed income securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade fixed income securities.
PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
  - Credit risk is the risk that the issuer of the fixed income security may not be able to make interest and principal payments when due.
  - Prepayment risk is the risk that the value of the mortgage securities held by the Fund may go down as a result of changes in prepayment rates on the underlying mortgages.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.
IS THIS FUND RIGHT FOR YOU?
The Fund may be a suitable investment for:
  - long term investors seeking a fund with an income and capital preservation strategy
  - investors seeking to diversify their holdings with bonds and other fixed income securities
  - investors willing to accept price fluctuations in their investments.

HOW THE FUND HAS PERFORMED
     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                           Annual Total Returns for
                            the Fixed Income Fund
                        as of December 31 of each year


1993                                                                    9.51%
1994                                                                   -5.14%
1995                                                                   17.70%
1996                                                                    3.11%
1997                                                                    8.44%
1998                                                                    9.05%

            --------------------------------------------------------

                          Average Annual Total Returns
                     for periods ending December 31, 1998:

                                            SINCE
                       1 YEAR   5 YEARS   INCEPTION*
                       ------   -------   ----------
The Fund                9.05%    6.36%       6.89%
Lehman Intermediate
  Index                 8.44%    6.60%       6.89%
*January 4, 1993

            --------------------------------------------------------

During the period shown, the highest return for a calendar quarter was 6.04% in the second quarter of 1995, and the lowest return was -3.42% for the first quarter of 1994.

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JOHNSON MUNICIPAL INCOME FUND                      PROSPECTUS DATED MAY 1, 1999
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INVESTMENT OBJECTIVE
     The investment objective of the Municipal Income Fund is a high level of federally tax-free income over the long term consistent with preservation of capital.

PRINCIPAL STRATEGIES
     The Fund invests primarily in investment grade municipal securities issued by or on behalf of states, territories and possessions of the United States, and other political subdivisions, agencies, authorities and instrumentalities, the income from which is exempt from regular federal income tax. The Adviser primarily invests in Ohio municipal securities which provide income that is exempt from both Ohio and regular federal income tax. The Fund may concentrate its investments in a particular segment of the bond market, such as housing agency bonds or airport bonds.

     The Adviser typically selects securities with maturities between three and fifteen years, based on the available yield at various maturity levels. The Fund will normally invest at least 95% of its assets in investment grade municipal securities (or unrated municipal securities that the Adviser determines are of comparable quality) which provide income that is exempt from Federal Income tax and the alternative minimum tax.

PRINCIPAL RISKS OF INVESTING IN THE FUND
  - Interest rate risk is the risk that the value of your investment may decrease when interest rates rise.
  - Credit risk is the risk that the issuer of a bond may not be able to make interest and principal payment when due.
  - Political risk is the risk that substantial changes in federal income tax laws could cause municipal bond prices to decline. This is because the demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors.
  - Geographic risk -- Because the Fund invests primarily in bonds from the State of Ohio, it is particularly sensitive to political and economic factors that negatively affect Ohio.
  - Segment risk -- Economic or political factors affecting one bond in a particular segment of the bond market may affect other bonds within the segment in the same manner.
  - Non-diversification risk -- The Fund may be invested in securities of fewer issuers than a diversified fund. This may cause greater fluctuation in the Fund's value and may make the Fund more susceptible to any single risk.
  - As with any mutual fund investment, the Fund's returns may vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
The Fund may be suitable investment for long term:
  - Investors seeking a fund with a federally tax-free income strategy
  - Investors willing to concentrate their investment primarily in the State of Ohio
  - Investors willing to accept price fluctuations in their investment

HOW THE FUND HAS PERFORMED
     The chart and table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year since the Fund's inception. The table shows how the Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                           Annual Total Returns for
                          the Municipal Income Fund
                        as of December 31 of each year

1995                                                                  10.88%
1996                                                                   3.43%
1997                                                                   6.23%
1998                                                                   5.19%

            --------------------------------------------------------

                          Average Annual Total Returns
                     for periods ending December 31, 1998:

                                      SINCE
                          1 YEAR    INCEPTION*
                          ------    ----------
The Fund                   5.19%        5.73%
Lehman Five Year
  General Obligation
  Index                    5.85%        6.42%
*May 16, 1994

            --------------------------------------------------------

During the period shown, the highest return for a calendar quarter was 4.21% in the first quarter of 1995, and the lowest return was -0.51% for the first quarter of 1994.

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JOHNSON MUTUAL FUNDS                               PROSPECTUS DATED MAY 1, 1999
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COSTS OF INVESTING IN THE FUNDS:

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                                                                  FIXED      MUNICIPAL
                                             GROWTH    OPPORTUNITY    REALTY     INCOME       INCOME
                                             ------    -----------    ------     ------      ---------
SHAREHOLDER FEES(1)
(fees paid directly from your investment)
Maximum Front End Load.....................   None        None         None       None         None
Deferred Load..............................   None        None         None       None         None
Redemption Fee.............................   None        None         None       None         None
Exchange Fee...............................   None        None         None       None         None
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund
  assets)
Management Fees............................  1.00%       1.00%        1.00%      1.00%        1.00%
12b-1 Fees.................................   None        None         None       None         None
Total Annual Fund Operating Expenses.......  1.00%       1.00%        1.00%      1.00%        1.00%
Fee Waiver(2)..............................  0.05%       0.05%        0.05%      0.15%        0.35%
NET EXPENSES...............................  0.95%       0.95%        0.95%      0.85%        0.65%

(1) A processing fee will be deducted from any wire sales proceeds and paid to the Custodian.

(2) The Adviser has contractually agreed to waive fees by the amounts shown through April 30, 2002. The Adviser may not unilaterally change the contract until May 1, 2002.

EXAMPLE:

     The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your cost will be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                              ------    -------    -------    --------
Growth Fund.................................................   $97       $304       $539       $1,215
Opportunity Fund............................................   $97       $304       $539       $1,215
Realty Fund.................................................   $97       $304       $539       $1,215
Fixed Income Fund...........................................   $87       $272       $508       $1,186
Municipal Income Fund.......................................   $67       $209       $446       $1,127




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JOHNSON MUTUAL FUNDS                               PROSPECTUS DATED MAY 1, 1999
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HOW TO BUY, SELL OR EXCHANGE SHARES IN THE FUND
     The Funds and their transfer agent, Johnson Financial Services, Inc., can be contacted at the same mailing address and telephone numbers. If you need additional information on how to buy, sell or exchange shares in the Fund, please contact:

FUNDS:
Johnson Mutual Funds Trust
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800)-541-0170
FAX: (513) 661-4901

TRANSFER AGENT:
Johnson Financial, Inc.
3777 West Fork Road
Cincinnati, Ohio 45247
(513) 661-3100 or (800) 541-0170
FAX: (513) 661-4901

HOW TO BUY SHARES
INITIAL PURCHASE: The minimum initial investment for each Fund is $2,000. Due to Federal limitations, the minimum initial investment for an Education IRA is $500. You may diversify your investments by choosing a combination of any of the Funds for your investment program.

     BY MAIL -- You may purchase shares of any Fund by following these steps:
  - Complete and sign an application;
  - Draft a check made payable to: Johnson Mutual Funds;
  - Identify on the check and on the application the Fund(s) in which you would like to invest;
  - Mail the application, check and any letter of instruction to the Transfer Agent.

     BY WIRE -- You may purchase shares of any Fund by wiring Federal Funds from your bank, which may charge you a fee for doing so. If money is to be wired for a newly established account, you must call the Transfer Agent first to open an account and obtain an account number. Your bank must then wire the specified amount according to the following instructions:
The Provident Bank/Cincinnati,
Johnson Mutual Funds
ABA #042000424
Account #0198-483
For Further Credit to: Johnson Mutual Funds
Shareholder Account Name - __________________
Shareholder Account Number - __________ (4 digit)

     You must mail a completed application to Johnson Mutual Funds after opening an account by wire transfer. Wire orders will be accepted only on a day on which the Funds and the custodian bank are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the custodian bank. There is presently no fee for the receipt of wired funds, but the Funds may charge a fee in the future.

ADDITIONAL PURCHASES
     You may buy additional shares of a Fund at any time (minimum of $100) by mail or by bank wire. Each additional purchase request must contain:
  - Name of your account(s);
  - Account number(s);
  - Name of the Fund(s) in which you wish to invest.

     Checks should be made payable to "Johnson Mutual Funds" and should be sent to the Johnson Mutual Funds at the address indicated throughout this prospectus. A bank wire should be sent as outlined above. ACH (Automatic Clearing House) transactions should be established in advance by contacting the Transfer Agent.

AUTOMATIC INVESTMENT OPTION
     You may arrange to make additional investments ($100 minimum) automatically on a monthly or bi-monthly basis by transfers from your checking account. You must complete the "Optional Automatic Investment Plan" section of the application and provide the Trust with a voided check from the account you wish to use for the automatic investment. You may terminate this automatic investment program at any time.

     The Funds may limit the amount of purchases and reject any purchase request in whole or in part. If your check or wire does not clear, you will be responsible for any loss incurred. The Fund can sell other shares you own as reimbursement for any loss incurred.

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JOHNSON MUTUAL FUNDS                               PROSPECTUS DATED MAY 1, 1999
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HOW TO SELL SHARES
     You may sell shares in a Fund by mail or telephone, without a charge. The proceeds of the sale may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your sale. Your request for a sale should be addressed to the Johnson Mutual Funds and must include:
  - Letter of instruction;
  - Fund name;
  - Account number(s);
  - Account name(s);
  - Dollar amount or the number of shares you wish to sell.

     All registered share owner(s) must sign this request in the exact name(s) and any special capacity in which they are registered. For joint accounts with right of survivorship, only one signature is required for withdrawal.

     For sales in excess of $50,000, the Funds may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of any Fund, a shareholder may be required to furnish additional legal documents to insure proper authorization. If you are not certain of the requirements for a sale, please call the Transfer Agent at the number indicated throughout this prospectus.

     BY TELEPHONE -- Telephone redemption privileges are automatically available to all shareholders. Shareholders may sell shares on any business day the New York Stock Exchange is open by calling the Transfer Agent before 4:00 p.m. Eastern Time. The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures will include requiring a form of personal identification from the caller. Sale proceeds will be mailed or wired at the shareholder's direction to the designated account. The minimum amount that may be wired is $1,000. Wire charges of $10 will be deducted from sales proceeds.
     By using the telephone redemption and exchange privileges, a shareholder authorizes the Funds to act upon the instruction of any person by telephone they believe to be the shareholder. By telephone, this shareholder may sell shares from the account and transfer the proceeds to the address of record or the bank account designated or may exchange into another Fund. The Funds and the Transfer Agent are not liable for following instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. The Funds may change, modify or terminate the telephone redemption or exchange privilege at any time.

     BY SYSTEMATIC WITHDRAWAL PROGRAM -- Shareholders may request that a predetermined amount be sent by check, ACH or wired to them periodically, each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Program, and the minimum amount that may be withdrawn each month or quarter under the Systematic Withdrawal Program is $100. This program may be terminated by a shareholder or the Funds at any time without charge or penalty and will become effective five business days following receipt of instructions.

     In order to facilitate the delivery of the checks as close as possible to the end of the month, shares will be sold on the 24th day of the month or the last business day prior to the 24th day if the 24th falls on a holiday or weekend. Shares may also be sold on the 5th day of the month at the shareholder's request. A withdrawal under the Systematic Withdrawal Program involves a sale of shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to the shareholder's account, the account ultimately may be depleted.

     ADDITIONAL INFORMATION -- Sale requests specifying a certain date or share price cannot be accepted and will be returned. If you invest by wire, you may sell your shares on the first business day following such purchase. However, if you invest by a personal, corporate, cashier's or government check, the sales proceeds will not be paid until your investment has cleared the bank, which may take up to 15 calendar days from the date of purchase. Exchanges into any of the other Funds are, however, permitted without the ten day waiting period.

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JOHNSON MUTUAL FUNDS                               PROSPECTUS DATED MAY 1, 1999
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     When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend sales of Fund shares or postpone payment dates. If you are unable to accomplish your transaction by telephone (during times of unusual market activity), consider sending your order by express mail to the Funds, or facsimile to (513) 661-4901 or (513) 661-3160.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, each Fund may require any shareholder to sell all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $2,000 due to sales of Fund shares, or such other minimum amount as the Fund may determine from time to time. An involuntary sale will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of each Fund is subject to a sale at any time if the Board of Trustees determines in its sole discretion that failure to sell may have materially adverse consequences to all or any of the shareholders of the Trust or any Fund of the Trust.

HOW TO EXCHANGE SHARES
     As a shareholder in any Fund, you may exchange shares valued at $1,000 or more for shares of any other Fund in the Johnson Mutual Fund Trust. You may make an exchange by telephone or by written request.

     BY TELEPHONE -- Shareholders may call the Transfer Agent to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the Transfer Agent. Requests for exchanges received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value (NAV) as of the close of business on the same day.
     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. See "How to Sell Shares." An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege in the future upon 60 days prior notice to the shareholders.

SHARE PRICE CALCULATION
     The value of an individual share in a Fund, the net asset value (NAV), is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Stock Exchange is closed on weekends, Federal holidays and Good Friday. The net asset value per share of each Fund will fluctuate.

     Requests to purchase, exchange and redeem shares are processed at the NAV calculated after the Transfer Agent receives your order in the form described above in the applicable section. The Funds' assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

DIVIDENDS AND DISTRIBUTIONS
     The Growth Fund, the Realty Fund, the Fixed Income Fund and the Municipal Income Fund intend to distribute substantially all of their net investment income as dividends to shareholders on a quarterly basis. The Opportunity Fund intends to distribute substantially all of its net investment income as dividends to shareholders on an annual basis at year end. Each Fund intends to distribute its capital gains once a year, at year end.

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JOHNSON MUTUAL FUNDS                               PROSPECTUS DATED MAY 1, 1999
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     Dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. You will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. Distributions of less than $10 and distributions on shares purchased within the last 30 days, however, will not be paid in cash and will be reinvested. You may elect to have distributions on shares held in IRA's and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

TAXES

     In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long term capital gain distribution. Any capital gains distributed by the Municipal Income Fund may be taxable. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

     You are not required to pay federal regular income tax on any dividends received from a Fund that represent net interest on tax-exempt municipal bonds. However, dividends representing net interest earned on some municipal bonds may be included in calculating the federal alternative minimum tax. Income that is exempt from federal tax may be subject to state and local income tax.
     The IRS treats interest on certain "private activity" bonds as a tax preference item. Unlike traditional governmental purpose municipal bonds, which finance roads, schools, libraries, prisons and other public facilities, private activity bonds provide benefits to private parties. The Municipal Income Fund may purchase all types of municipal bonds, including private activity bonds. If it does so, a portion of its dividends may be treated as a tax preference item. In addition, although the Municipal Income Fund invests primarily in tax-exempt securities, a portion of its assets may generate income that is not exempt from federal or state income tax.

     Each Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. You should consult with your tax adviser regarding specific questions as to federal, state or local taxes, the tax effect of distributions and withdrawals from the Funds and the use of the Exchange Privilege.

     Unless you furnish your certified taxpayer identification number (social security number for individuals) and certify that you are not subject to backup withholding, the Funds will be required to withhold and remit to the IRS 31% of the dividends, distributions and sales proceeds payable to the shareholder. The Funds may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific shareholder account in any year, the Fund will make a corresponding charge against the shareholder account.

MANAGEMENT OF THE FUNDS

     Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247 ("Johnson") serves as investment adviser to the Funds. In this capacity, Johnson is responsible for the selection and on-going monitoring of the securities in each Fund's investment portfolio and managing the Funds' business affairs. Johnson is a Cincinnati-based company that has grown, since its inception in 1965, to become the largest independent investment advisory firm in the Cincinnati area. Johnson has over $2.3 billion of assets under management with services extending to a wide range of clients, including businesses, individuals, foundations, institutions and endowments. Johnson solely provides investment management, through individually managed portfolios, and has no commission-based affiliations from the sale of products. An investment committee of Johnson is responsible for the investment decisions and the day-to-day management of the Funds. The management fees paid during the fiscal year ended December 31, 1998 by each Fund are: Growth Fund -- 0.95%;

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JOHNSON MUTUAL FUNDS                               PROSPECTUS DATED MAY 1, 1999
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Opportunity Fund -- 0.95%; Realty Fund -- 0.95%; Fixed Income Fund -- 0.85%; and Municipal Income Fund -- 0.65%.

OTHER INFORMATION ABOUT INVESTMENTS
JOHNSON GROWTH FUND AND JOHNSON OPPORTUNITY FUND
  - NON-PRINCIPAL STRATEGY:
  Each of the Growth and Opportunity Funds expected under normal circumstances to invest no more than 15% of its net assets in American Depository Receipts
  (ADRs). An ADR is a certificate of ownership issued by a U.S. bank as a convenience to investors instead of the underlying foreign security which the bank holds in custody. In general, foreign investments involve higher risks than U.S. investments. Foreign markets tend to be more volatile than those of the U.S. and bring increased exposure to foreign economic, political and other events that can have a negative effect on the value of issuers in a particular foreign country.

JOHNSON MUNICIPAL INCOME FUND
  - PRINCIPAL STRATEGY:
  Because the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio which could affect the creditworthiness and the value of the securities in the Fund's portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. In line with national trends, the state has experienced budget shortfalls due to weak revenue results and higher-than-budgeted human service expenditures. Future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

  - NON-PRINCIPAL STRATEGY:
  The Municipal Income Fund may invest in fixed income securities which are unrated if the Adviser determines that they are of comparable quality to securities rated investment grade. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. In addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than with higher grade securities. If the rating of a security drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

GENERAL
     From time to time, any Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, any Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If a Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Funds may not achieve their investment objectives.

     You should understand that REIT's purchased by the Realty Fund have their own expenses and fees.

     The investment objectives and strategies of any Fund may be changed without shareholder approval.

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JOHNSON MUTUAL FUNDS                               PROSPECTUS DATED MAY 1, 1999
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YEAR 2000 ISSUE
     Like other organizations, the Funds could be adversely affected if the computer systems used by the Adviser, the Funds, and the Funds' service providers and portfolio companies do not properly process and calculate date-related information and data from and after January 1, 2000. As an example, some computer systems record the year 1978 as 78. In these systems, after the year 2000, 78 would be read as 2078, which would interfere in the operation of various computer programs. This is commonly known as the "Year 2000 Issue" or "Y2K."

     The Adviser, the Funds, and the transfer agent have taken steps that they believe are reasonable to address the Year 2000 Issue and to obtain reasonable assurances that comparable steps are being taken by the Funds' major service providers. While the Adviser believes that it has taken all of the necessary internal steps toward any adverse impact or the Funds, it is still possible that unanticipated issues will need to be addressed. In addition, the Adviser, the Funds and the transfer agent cannot make any assurances that the Year 2000 Issue will not affect the companies in which the Funds invest nor can they make assurances that the worldwide markets and economies will not be affected.




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FINANCIAL HIGHLIGHTS                               PROSPECTUS DATED MAY 1, 1999
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     The financial highlights table is intended to help you understand each Fund's financial results. Certain information reflects results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates Inc. CPA's, whose report, along with each Funds' financial statements, are included in the Funds' annual report, which is available upon request and without charge.

                           NET                                DISTRIBUTIONS   DISTRIBUTIONS
            BEGINNING   INVESTMENT   NET GAINS     TOTAL          FROM            FROM            TOTAL            NAV
               NAV        INCOME     (LOSSES)    OPERATIONS     DIVIDENDS     CAPITAL GAINS   DISTRIBUTIONS   END OF PERIOD
                $           $            $           $              $               $               $               $
            ---------   ----------   ---------   ----------   -------------   -------------   -------------   -------------
GROWTH
  1998        25.38        0.05         7.32        7.37          0.05            1.72            1.77            30.98
  1997        21.16        0.16         7.01        7.17          0.16            2.79            2.95            25.38
  1996        18.86        0.19         2.98        3.17          0.19            0.68            0.87            21.16
  1995        14.82        0.24         4.41        4.65          0.24            0.37            0.61            18.86
  1994        15.71        0.24        -0.89       -0.65          0.24            0.00            0.24            14.82
  1993        15.00        0.18         0.71        0.89          0.18            0.00            0.18            15.71
OPPORTUNITY
  1998        26.44       -0.02         5.02        5.00          0.00            0.34            0.34            31.10
  1997        22.65        0.03         6.13        6.16          0.03            2.34            2.37            26.44
  1996        19.42        0.06         4.43        4.49          0.06            1.20            1.26            22.65
  1995        15.70        0.08         3.89        3.97          0.08            0.17            0.25            19.42
  1994(a)     15.00        0.05         0.70        0.75          0.05            0.00            0.05            15.70
FIXED
INCOME
  1998        15.84        0.86         0.55        1.41          0.86            0.03            0.89            16.36
  1997        15.45        0.88         0.39        1.27          0.88            0.00            0.88            15.84
  1996        15.84        0.86        -0.39        0.47          0.86            0.00            0.86            15.45
  1995        14.20        0.83         1.64        2.47          0.83            0.00            0.83            15.84
  1994        15.80        0.80        -1.60       -0.80          0.80            0.00            0.80            14.20
  1993        15.00        0.60         0.83        1.43          0.60            0.03            0.63            15.80
MUNICIPAL
INCOME
  1998        15.88        0.64         0.18        0.82          0.64            0.07            0.71            15.99
  1997        15.57        0.64         0.32        0.96          0.64            0.01            0.65            15.88
  1996        15.68        0.63        -0.11        0.52          0.63            0.00            0.63            15.57
  1995        14.73        0.63         0.96        1.59          0.63            0.01            0.64            15.68
  1994(a)     15.00        0.39        -0.27        0.12          0.39            0.00            0.39            14.73

                                     RATIO OF    RATIO OF
                                     EXPENSES       NET
                      NET ASSETS      TO AVG     INCOME TO   PORTFOLIO
             TOTAL      END OF         NET        AVG NET    TURNOVER
             RETURN     PERIOD        ASSETS      ASSETS       RATE
               %      $ MILLIONS        %            %           %
             ------   ----------     --------    ---------   ---------
GROWTH
  1998       29.10       48.40         0.95         0.19       39.71
  1997       33.96       31.90         0.97         0.65       54.44
  1996       16.85       21.42         1.00         0.99       26.78
  1995       31.61       14.87         1.00         1.42       52.91
  1994       -4.22        9.30         1.00         1.65       30.38
  1993        5.93        6.58         1.00         1.38       23.57
OPPORTUNITY
  1998       18.93       48.20         0.95        -0.06       41.46
  1997       27.26       35.06         0.97         0.11       55.05
  1996       23.10       22.09         1.00         0.28       46.43
  1995       25.27       15.19         1.00         0.59       62.15
  1994(a)     4.99        6.29         1.00         1.01       58.73
FIXED
INCOME
  1998        9.05       24.00         0.85         5.40       24.89
  1997        8.44       18.87         0.85         5.67       29.33
  1996        3.11       16.14         0.85         5.56       14.04
  1995       17.70       15.97         0.85         5.54        4.95
  1994       -5.14       12.46         0.85         5.53        0.04
  1993        9.51       10.08         0.85         5.08       10.14
MUNICIPAL
INCOME
  1998        5.19        3.90         0.65         4.01       20.70
  1997        6.23        3.90         0.63         4.19        9.95
  1996        3.43        2.81         0.75         4.18        6.25
  1995       10.88        2.28         0.68         4.28        7.81
  1994(a)     0.81        1.49         0.01         5.46        0.00

                           NET                                       DISTRIBUTIONS   DISTRIBUTIONS   DISTRIBUTIONS
            BEGINNING   INVESTMENT          NET GAINS     TOTAL          FROM            FROM            FROM            TOTAL
               NAV        INCOME     ROC    (LOSSES)    OPERATIONS     DIVIDENDS     CAPITAL GAINS        ROC        DISTRIBUTIONS
                $           $        (b)        $           $              $               $               $               $
            ---------   ----------   ---    ---------   ----------   -------------   -------------   -------------   -------------
REALTY
  1998        15.00        0.61      0.12     -3.46       -2.85          0.61            0.00            0.12            0.73

                                                     RATIO OF    RATIO OF
                                                     EXPENSES       NET
                                      NET ASSETS      TO AVG     INCOME TO   PORTFOLIO
                  NAV        TOTAL      END OF         NET        AVG NET    TURNOVER
             END OF PERIOD   RETURN     PERIOD        ASSETS      ASSETS       RATE
                   $           %      $ MILLIONS        %            %           %
             -------------   ------   ----------     --------    ---------   ---------
REALTY
  1998           11.54       -18.56       5.10         0.57         5.17       12.07

(a) The Opportunity Fund's and Municipal Income Fund's initial date of inception was 5/16/94. The ratio of expenses to average net assets and the ratio of net income to average net assets were annualized in 1994 for those two Funds.
(b) ROC is return of capital.
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                               INVESTMENT ADVISER
                        Johnson Investment Counsel, Inc.
                              3777 West Fork Road
                             Cincinnati, Ohio 45247

                                 TRANSFER AGENT
                            Johnson Financial, Inc.
                              3777 West Fork Road
                             Cincinnati, Ohio 45247

                                    AUDITORS
                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145

                                   CUSTODIAN
                               The Provident Bank
                            Three East Fourth Street
                             Cincinnati, Ohio 45202

                                 LEGAL COUNSEL
                      Brown, Cummins & Brown, Co., L.P.A.
                                3500 Carew Tower
                                441 Vine Street
                              Cincinnati, OH 45202

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    Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

    Call the Funds at 513-661-3100 or 800-541-0170 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds or to make shareholder inquiries.

    You may also obtain information about the fund (including the SAI and other reports) from the Securities and Exchange Commission on their Internet site www.sec.gov or at their Public Reference Room in Washington, D.C. Call the SEC at 800-SEC-0330 for room hours and operation. You may also obtain fund information by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.

                       Investment Company Act #811-07254

                                     JOHNSON
                                  MUTUAL FUNDS




STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 1999


JOHNSON GROWTH FUND
JOHNSON OPPORTUNITY FUND
JOHNSON REALTY FUND
JOHNSON FIXED INCOME FUND
JOHNSON MUNICIPAL INCOME FUND




                                                      JOHNSON MUTUAL FUNDS TRUST
                                                         3777 WEST FORK ROAD
                                                         CINCINNATI, OH 45247
                                                           (513) 661-3100
                                                           (800) 541-0170
                                                         FAX (513) 661-4901



This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Johnson Mutual Funds dated May 1, 1999. This SAI incorporates by reference the financial statements and independent auditor's report in the Trust's Annual Report to Shareholders for the period ended December 31, 1998 (the "Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the Trust at 3777 West Fork Road, Cincinnati, Ohio 45247, or by calling the Trust at (513) 661-3100 or
(800) 541-0170.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                       PAGE
                                                                                                                       ----


DESCRIPTION OF THE TRUST.................................................................................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS..........................................................................2-7

INVESTMENT LIMITATIONS.................................................................................................7-8

STATE RESTRICTIONS.......................................................................................................8

TRUSTEES AND OFFICERS.................................................................................................9-10

THE INVESTMENT ADVISER..................................................................................................11

PORTFOLIO TRANSACTIONS AND BROKERAGE.................................................................................11-12

DETERMINATION OF SHARE PRICE............................................................................................12

INVESTMENT PERFORMANCE...............................................................................................13-14

CUSTODIAN ..............................................................................................................14

TRANSFER AGENT AND FUND ACCOUNTANT......................................................................................14

ACCOUNTANTS.............................................................................................................14

FINANCIAL STATEMENTS....................................................................................................14



DESCRIPTION OF THE TRUST

Johnson Mutual Funds Trust (the "Trust") is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 30, 1992 (the "Trust Agreement"). The Board of Trustees supervises the business activities of the Trust. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Shares of five series have been authorized, which shares constitute the interests in the Johnson Growth Fund (established September 30, 1992), the Johnson Opportunity Fund (established February 15,
1994), the Johnson Realty Fund (established November 12, 1997), the Johnson Fixed Income Fund (established September 30, 1992), and the Johnson Municipal Income Fund (established February 14, 1994). The Growth Fund, Opportunity Fund, Fixed Income Fund and Realty Fund are diversified; the Municipal Income Fund is not diversified.

Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the officers of the Trust, subject to the review and approval of the Board of Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Each of the Funds, at its discretion and with shareholder consent, may use securities from a Fund's portfolio to pay you for your shares, provided that the Adviser deems that such a distribution of securities will not adversely affect the Fund's portfolio. Any such transfer of securities to you will be a taxable event and you may incur certain transaction costs relating to the transfer. Contact the Funds for additional information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

A. EQUITY SECURITIES. Equity Securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, rights, REITs (real estate investment trusts), REOCs (real estate operating companies) and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants. For the purpose of determining whether the Realty Fund has at least 65% of its total assets invested in the real estate industry, the Realty Fund will include a maximum of 5% of its assets invested in securities of companies considered to be real estate related solely because the companies have substantial real estate holdings as part of their operations (and not as investments).

In addition to REITs, the Realty Fund may invest in other real estate related equity securities, such as equity securities issued by real estate developers, home-builders, and hotels; companies with substantial real estate holdings as an investment, or as part of their operations; and companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.

B. CORPORATE DEBT SECURITIES. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

C. FIXED INCOME SECURITIES. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, asset-backed and receivable-backed securities and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D. MUNICIPAL SECURITIES. Municipal securities are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Funds may invest in other municipal securities such as variable rate demand instruments.

The two principal classifications of municipal securities are "general obligations" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest. As industrial development authorities may be backed only by the assets and revenues of non-governmental users, the Fund will not invest more than 5% of its assets in securities backed by non-government backed securities in the same industry.

The Adviser considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security by S&P or Moody's drops below investment grade, the Adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. No Fund will invest more than 5% of the value of its net assets in securities that are below investment grade. If, as a result of a downgrade, a Fund holds more than 5% of the value of its net assets in securities rated below investment grade, the Fund will take action to reduce the value of such securities below 5%.

As the Municipal Income Fund concentrates its investments in the State of Ohio, it is particularly sensitive to political and economic factors affecting Ohio which could affect the creditworthiness and the value of the securities in the Fund's portfolio. The Ohio economy, while diversifying more into the service and other non-manufacturing areas, continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Economic problems, including high unemployment, have had and may have varying effects on the different geographic areas of the state and its political subdivisions. In line with national trends, the state has experienced budget short falls due to weak revenue results and higher-than-budgeted human service expenditures. Future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, could adversely affect the market value of Ohio municipal securities held in the portfolio of the Fund or the ability of particular obligors to make timely payments of debt service on those obligations.

E. U.S. GOVERNMENT SECURITIES. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association
(GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

F. MORTGAGE-BACKED SECURITIES. Mortgage-Backed Securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

G. COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS). CMOs are securities Collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

H. ZERO COUPON AND PAY IN KIND BONDS. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

I. FINANCIAL SERVICE INDUSTRY OBLIGATIONS. Financial service industry obligations include among others, the following:

(1) CERTIFICATES OF DEPOSIT. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

(2) TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

(3) BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

J. ASSET-BACKED AND RECEIVABLE-BACKED SECURITIES. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty, or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. No Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

K. FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS. Each Fund will direct its Custodian to place cash or U.S. government obligations in a separate account of the Trust in an amount equal to the commitments of the Fund to purchase or repurchase securities as a result of its forward commitment or reverse repurchase agreement obligations. With respect to forward commitments to sell securities, the Trust will direct its Custodian to place the securities in a separate account. When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and will not represent more than 5% of the net assets of either Fund. No Fund will invest more than 25% of its total assets in forward commitments.

Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in each Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

With respect to 75% of the total assets of each Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, each Fund will maintain an asset coverage of

300% for all of its borrowings and reverse repurchase agreements. Subject to the foregoing restrictions, there is no limit on the percentage of the Fund's total assets which may be committed to such purchases or repurchases.

L. RESTRICTED SECURITIES. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. No Fund will invest more than 5% of its net assets in restricted securities.

M. OPTION TRANSACTIONS. The Funds may engage in option transactions involving individual securities and market indexes and engage in related closing transactions. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option (a closing transaction). Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security in the case of a call option. When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian. Each Fund may purchase put and call options on individual securities and on stock indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Each Fund may also sell put and call options in closing transactions.

The purchase and writing of options involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written.

N. LOANS OF PORTFOLIO SECURITIES. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Adviser in response to requests of broker-dealers or institutional investors which the Adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

O. FOREIGN SECURITIES. The Growth Fund and Opportunity Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. These Funds may also invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Adviser to be comparable in quality to investment grade domestic securities. Neither Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 30% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

P. REPURCHASE AGREEMENTS. A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which a Fund engages in repurchase transactions, and a Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

         Q. WHEN ISSUED SECURITIES AND FORWARD COMMITMENTS. Each Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Funds will not invest more than 25% of their respective total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in a Fund's share price and yield. Although a Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior to the settlement if the Adviser deems it appropriate to do so.

R. SHORT SALES. Each Fund, except the Realty Fund, may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold short at no additional cost.

INVESTMENT LIMITATIONS

FUNDAMENTAL. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the applicable Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Trust (or of any series) means the lesser of (1) 67% or more of the outstanding shares of the Trust (or the applicable series) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or applicable series) are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Trust (or the applicable series). Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

1. BORROWING MONEY. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2. SENIOR SECURITIES. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

3. UNDERWRITING. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. REAL ESTATE. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-backed securities or investing in companies engaged in the real estate business.

5. COMMODITIES. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts or from investing in securities or other instruments backed by commodities.

6. LOANS. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. CONCENTRATION. A Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

NON-FUNDAMENTAL. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental.
i. PLEDGING. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

ii. BORROWING. The Funds will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

iii. MARGIN PURCHASES. The Funds will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

iv. SHORT SALES. The Funds will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

v. OPTIONS. The Funds will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

vi. ILLIQUID INVESTMENTS. A Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

STATE RESTRICTIONS

To comply with the current blue sky regulations of the State of Ohio, each Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval. Each Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Trust or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. Each Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. Each Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, each Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. Each Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. Each Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.

TRUSTEES AND OFFICERS

The Trustees and executive officers of the Trust and their principal occupations during the last five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.



NAME               (AGE)            POSITIONS HELD            PRINCIPAL OCCUPATIONS
----               -----            --------------            ---------------------

Timothy E. Johnson (56)*            President and Trustee     President and a Director of Johnson
3777 West Fork Road                                           Investment Counsel, Inc., the
Cincinnati, Ohio 45247                                        Trust's Adviser and Professor of
                                                              Finance at the University of
                                                              Cincinnati. President and Director
                                                              of Johnson Financial, Inc. (a)


John W. Craig (65)                  Trustee                   Retired director of Corporate
5813 Twin Oak Drive                                           Affairs at R.A. Jones & Co., Inc. a
Cincinnati, Ohio 45224                                        manufacturing and packaging
                                                              company, and the Chairman and Chief
                                                              Executive Officer of CP&I, Inc., a
                                                              real estate property development
                                                              and management company.

Ronald H. McSwain (56)              Trustee                   President of McSwain Carpets, Inc.
765 Hedgerow Lane                                             and a partner of P&R Realty, a real
Cincinnati, Ohio 45246                                        estate development partnership.

Kenneth S. Shull (69)               Trustee                   Retired plant engineer at The Procter &
2145 Bluebell Drive                                           Gamble Company.
Cincinnati, Ohio 45224

Dale H. Coates (40)                 Vice President            Portfolio Manager of the Trust's
3777 West Fork Road                                           Adviser.
Cincinnati, Ohio 45247

Richard T. Miller (53)              Vice President            Portfolio Manager of the Trust's
3777 West Fork Road                                           Adviser.
Cincinnati, Ohio 45247

Dianna J. Rosenberger (34)          Chief Financial Officer   Portfolio Manager of the Trust's
3777 West Fork Road                 and Treasurer             Adviser. Chief Operating Officer
Cincinnati, Ohio 45247                                        of Johnson Financial, Inc. (a) a
                                                              financial service company.

David C. Tedford (45)               Secretary                 Office Administrator of the Trust's
3777 West Fork Road                                           Adviser.
Cincinnati, Ohio  45247



(a) Johnson Financial, Inc. is a wholly owned subsidiary of Johnson Investment Counsel, Inc., the Adviser.

The compensation paid to the Trustees of the Trust for the year ended December 31, 1998 is set forth in the following table


                                      TOTAL COMPENSATION
                                      FROM TRUST (THE TRUST IS
NAME                                  NOT IN A FUND COMPLEX) (1)
--------------                      ----------------------------
Timothy E. Johnson                           $    0
John W. Craig                                $4,000
Ronald H. McSwain                            $4,000
Kenneth S. Shull;                            $4,000

(1) Trustee fees are Trust expenses. However, because the management agreement obligates the Adviser to pay all of the operating expenses of the Trust (with limited exceptions), the Adviser makes the actual payment.


As of March 31, 1999, the following persons may be deemed to beneficially own five percent (5%) or more of the outstanding shares of each of the Funds:

GROWTH FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion - 14.21%; Johnson Investment Counsel, Inc. Employee Profit Sharing Plan - 7.55%; The Covenant Foundation, 5807 McCray Court, Cincinnati, Ohio 45224
- 7.20%. The Covenant Foundation is an entity which may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc.

OPPORTUNITY FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion - 72.01%;

REALTY FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion -- 52.85%; The Oakmont Trust, 3777 West Fork Road, Cincinnati, Ohio 45247 - 14.09%. The Oakmont Trust is an entity which may be deemed to be controlled by officers and/or employees of Johnson Investment Counsel, Inc

FIXED INCOME FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion - 28.24%; Johnson Investment Counsel, Inc. Employee Profit Sharing Plan - 7.46%; The Covenant Foundation, 5807 McCray Court, Cincinnati, Ohio 45224
- 9.07%.

MUNICIPAL INCOME FUND:
Client accounts held at Johnson Investment Counsel, Inc., with full advisory discretion - 75.96%; The Bahr Family Trust, 6019 Gothic Place, Dayton, Ohio 45459 -7.70%;

As a result of the above described beneficial ownership, Johnson Investment Counsel, Inc., Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary accounts of Johnson Investment Counsel, Inc., and other accounts which its officers and/or employees may control, may have the power to invest and/or may have the power to vote more than twenty-five percent (25%) of the shares of the Growth Fund, the Opportunity Fund, the Fixed Income Fund and the Municipal Income Fund, and may be deemed to control those Funds.

In addition to the applicable beneficial ownership described above, the officers and Trustees as a group beneficially owned as of March 31, 1999, the following percent of the outstanding shares of each of the Funds:



Growth Fund:            4.80%           Opportunity Fund:              10.65%           Realty Fund        4.79%
Fixed Income Fund:      0.49%           Municipal Income Fund:          0.00%


SHAREHOLDER RIGHTS

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of a Fund have equal voting rights and liquidation rights.

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 1998, the Johnson Investment Counsel, Inc. Profit Sharing Plan, discretionary advisory accounts of Johnson Investment Counsel, Inc., and other accounts which officers and/or employees may control, may be deemed to have owned in the aggregate more than 25% of the shares of the Growth Fund, the Opportunity Fund, the Realty Fund, the Fixed Income Fund and the Municipal Income Fund.

THE INVESTMENT ADVISER

The Trust's investment adviser is Johnson Investment Counsel, Inc., 3777 West Fork Road, Cincinnati, Ohio 45247. Timothy E. Johnson may be deemed to be a controlling person and an affiliate of the Adviser due to his ownership of its shares and his position as the President and a director of the Adviser. Mr. Johnson, because of such affiliation, may receive benefits from the management fees paid to the Adviser.

Under the terms of the Management Agreement, the Adviser manages the Funds' investments subject to approval of the Board of Trustees and pays all of the expenses of the Funds except brokerage, taxes, interest and extraordinary expenses. As compensation for its management services and agreement to pay the Funds' expenses, the Funds are obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of each Fund. However, the Adviser has committed to waive its fee to 0.95% of such assets for the Growth Fund, Opportunity Fund and Realty Fund, 0.85% of such assets for the Fixed Income Fund and 0.65% of such assets for the Municipal Income Fund. The Adviser intends that these fee limitations will be permanent, although the Adviser reserves the right to remove them at any time after April 30, 2002.

For the fiscal years indicated below, the following advisory fees were paid, and the following voluntary fee waivers were implemented.




Advisory Fees Paid:
                              1998        1997      1996
                            ------------------      ----
Growth Fund                 $369,505   $263,695   $189,616
Opportunity Fund            $387,478   $285,002   $193,372
Realty Fund                 $ 23,850        n/a        n/a
Fixed Income Fund           $175,178   $148,777   $134,800
Municipal Income Fund       $ 24,836   $ 21,597   $ 18,132


Voluntary Fee Reductions that otherwise would have been payable to the Adviser by the Funds respectively:


                             1998      1997       1996
                             ----      ----       ----
Growth Fund                $122,067   $89,711   $56,885
Opportunity Fund           $128,005   $96,959   $58,012
Realty Fund                $ 39,783       n/a       n/a
Fixed Income Fund          $ 85,288   $52,510   $47,576
Municipal Income Fund      $ 23,454   $17,821   $ 9,670

The Adviser retains the right to use the name "Johnson" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Johnson" automatically ceases thirty days after termination of the Management Agreement and may be withdrawn by the Adviser on thirty days written notice.

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Funds believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Funds believes that there would be no material impact on the Funds or their shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Trust's portfolio decisions and the placing of the Trust's portfolio transactions. In placing portfolio transactions, the

Adviser seeks the best qualitative execution for the Trust, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Trust and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Trust effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Trust. Although research services and other information are useful to the Trust and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Trust under the Management Agreement. For the twelve months ended December 31, 1998, due in part to research services provided by brokers, the Growth Fund directed to brokers $32,553,614 of brokerage transactions (on which the commissions were $48,787), the Opportunity Fund directed to brokers $23,656,160 of brokerage transactions (on which the commissions were $49,570), and the Realty Fund directed to brokers $7,009,599 of brokerage transactions (on which the commissions were $22,711).

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to market makers may include the spread between the bid and asked prices.

To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be allocated using the following rules: (1) All client accounts would have their entire order filled or receive no shares at all, unless the account's purchase would exceed $50,000. In that case, filling part of the order for that account would be acceptable. (2) The orders would be filled beginning with the account least invested in that security type, relative to its goal, and proceed through the list with the last order filled for the account most invested in that security type, relative to its goal. Based on rule 1, some accounts may be skipped to meet the exact number of shares purchased. For the sale of a security, the orders would be filled beginning with the most fully invested account moving to the least fully invested.

For the fiscal years ended indicated below, the following brokerage commissions were paid by the Funds:


                             1998       1997       1996
                             ----       ----       ----
Growth Fund                $48,787    $35,290    $26,430
Opportunity Fund           $49,570    $57,043    $36,852
Realty Fund                $22,711        n/a        n/a
Fixed Income Fund             none       none       none
Municipal Income Fund         none       none       none



DETERMINATION OF SHARE PRICE

The prices (net asset values) of the shares of each Fund are determined as of the close of trading of the New York Stock Exchange (4:00 P.M., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

TAXES

Each Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, no Fund will be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. Each Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (31%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

INVESTMENT PERFORMANCE

Each Fund may periodically advertise "average annual total return." The "total return" of a Fund refers to the dividends and distributions generated by an investment in the Fund plus the change in the value of the investment from the beginning of the period to the end of the period. The "average annual total return" of a Fund refers to the rate of total return for each year of the period which would be equivalent to the cumulative total return for the period.

"Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of a Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n=ERV

Where:
P        =        a hypothetical $1,000 initial investment
T        =        average annual total return
n        =        number of years
ERV      =        ending redeemable value at the end of
                  the applicable period of the hypothetical
                  $1,000 investment made at the
                  beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

Each Fund may also periodically advertise its total return and cumulative total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" and "cumulative total return" for each Fund are calculated as indicated above for "total return."

The Realty Fund, Fixed Income Fund and Municipal Income Fund may each periodically advertise its yield for a thirty day or one month period. The "yield" of a Fund refers to the income generated by an investment in the Fund over the period, calculated on a per share basis (using the net asset value per share on the last day of the period and the average number of shares outstanding during the period). A Fund's yield quotation will always be accompanied by the Fund's average annual total return information described above. In addition, the Municipal Income Fund may advertise together with its "yield" a tax-equivalent yield which reflects the yield which would be required of a taxable investment at a stated income tax rate in order to equal the Fund's "yield".

A Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the appropriate Fund or considered to be representative of the stock market in general or the fixed income securities market in general. The Growth Fund will use the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The Opportunity Fund will use the Standard & Poor's MidCap 400 Index, which is a capitalization-weighed index that measures the performance of the mid-range of the medium-sized U.S. companies market. The median market capitalization of the companies in the Index is approximately $700 million. The Index was developed with a base level of 100 as of December 31, 1990. The Index contains companies chosen by committee at Standard & Poor's for their size and industry characteristics. None of the companies in the S&P MidCap 400 Index are included in the S&P 500 Stock Index. However, some of the companies in the S&P MidCap 400 Index are larger than some in the S&P 500 Stock Index, which is a function of the normal drift that takes place in any index as the stock prices of some companies appreciate while the stock prices of others depreciate.

         The performance of the Realty Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the real estate securities market in general. The Fund will use the NAREIT Index and the Morgan Stanley REIT Index. The NAREIT Index measures the price, income and total return of all publicly traded REITs, and equity REITs. The Morgan Stanley REIT Index includes publicly traded REITs with capitalizations above $100 million.

The Fixed Income Fund will use the Lehman Intermediate Government/Corporate Bond Index. The Lehman Intermediate Government/Corporate Bond Index measures the price, income and total return of a group of fixed income securities maturing in one to ten years. It contains all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), all publicly traded debt of agencies of the U.S. Government, quasi-federal corporations and corporate debt guaranteed by the U.S. Government, and all public, fixed rate, non-convertible, investment grade, domestic corporate debt. The Index does not include mortgage-backed securities or Collateralized mortgage obligations. The Municipal Income Fund will use the Lehman 5 Year General Obligation Index. The Lehman 5 Year General Obligation Index measures price, income and total return on state and local general obligation bonds maturing in four to six years. It contains all general obligations within this maturity range that were part of an issue with a credit rating of Baa or higher, original issue size of at least $50 million, and has at least $3 million of the issue still outstanding. The Index does not contain bonds subject to an alternative minimum tax or bonds with floating or zero coupons. The investment performance figures for the Funds and the indices will include reinvestment of dividends and capital gains distributions.

All Funds may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Morningstar or Lipper Analytical Services). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. Performance rankings and ratings reported periodically in national financial publications such as Barron's may also be used. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the applicable Fund. The Trust's annual report contains additional performance information that will be made available upon request and without charge.

The advertised performance data of each Fund is based on historical performance and is not intended to indicate future performance. Yields and rates of total return quoted by a Fund may be higher or lower than past quotations, and there can be no assurance that any yield rate of total return will be maintained. The principal value of an investment in each Fund will fluctuate so that a shareholder's shares, when sold, may be worth more or less than the shareholder's original investment.

CUSTODIAN

The Provident Bank, One East Fourth Street, Cincinnati, Ohio is the current custodian of the Funds' investments. The Custodian acts as each Fund's depository, holds its portfolio securities in safekeeping, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

TRANSFER AGENT AND FUND ACCOUNTANT

Johnson Financial, Inc. ("JFI") 3777 West Fork Road, Cincinnati, Ohio, an affiliate of the Adviser, acts as each Fund's transfer agent and, in such capacity, maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For its services as transfer agent, JFI receives from the Adviser (not the Funds) an annual fee of $18,000 from each Fund.

JFI also provides fund accounting services to each Fund, including maintaining each Fund's accounts, books and records, calculating net asset value per share and distributions, and providing reports and other administrative services. For the fiscal years indicated below, the following fees were paid by the Adviser (not the Funds) to JFI for fund accounting services. Prior to May 1, 1997, these services were provided by a different provider:


                             1998          1997
                             ----          ----
Growth Fund                 $18,000       $12,000
Opportunity Fund            $18,000       $12,000
Realty Fund                 $18,000       n/a
Fixed Income Fund           $18,000       $12,000
Municipal Income Fund       $18,000       $12,000

ACCOUNTANTS

The firm of McCurdy & Associates CPA's, Inc. of Westlake, Ohio has been selected as independent public accountants for the Trust for the fiscal year ending December 31, 1999. McCurdy & Associates CPA's, Inc. performs and annual audit of the Trust's financial statements and provides financial, tax and accounting consulting services as requested.

FINANCIAL STATEMENTS

The financial statements and independent auditor's report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period ended December 31, 1998. The Funds will provide the Annual Report without charge at written request or request by telephone.